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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                            OFFER TO EXCHANGE THEIR
     9 1/4% SENIOR SUBORDINATED NOTES DUE 2008, WHICH HAVE BEEN REGISTERED
           UNDER THE SECURITIES ACT OF 1993, AS AMENDED, FOR ANY AND
       ALL OF THEIR OUTSTANDING 9 1/4% SENIOR SUBORDINATED NOTES DUE 2008
                                       OF
                              GROVE WORLDWIDE LLC
                              GROVE CAPITAL, INC.

    This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Grove Worldwide LLC, a Delaware limited liability company (the
"Company" or "Grove"), and Grove Capital, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Grove Capital" and, together with the
Company, the "Issuers"), made pursuant to the Prospectus dated            , 1998
(the "Prospectus"), if certificates for the outstanding 9 1/4% Senior
Subordinated Notes due 2008 of the Issuers (the "Senior Subordinated Notes") are
not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuers prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to United States Trust
Company of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Senior Subordinated
Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of
Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  DELIVERY TO:

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                 EXCHANGE AGENT

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
BY HAND UP TO 4:30 PM:                                          United States Trust Company of New York
                                                                111 Broadway
                                                                Lower Level
                                                                New York, New York 10006
                                                                Attention: Corporate Trust Services
                                                                Telephone: 1(800) 548-6262
                                                                Facsimile: (212) 780-0592

BY OVERNIGHT COURIER AND BY HAND                                United States Trust Company of New York
AFTER 4:30 PM ON THE EXPIRATION DATE ONLY:                      770 Broadway, 13th Floor
                                                                New York, New York 10003
                                                                Attention: Corporate Trust Services
                                                                Telephone: 1(800) 548-6262
                                                                Facsimile: (212) 780-0592

BY REGISTERED OR CERTIFIED MAIL:                                United States Trust Company of New York
                                                                Post Office Box 844
                                                                New York, New York 10276-0844
                                                                Attention: Corporate Trust Services, Cooper Station
                                                                Telephone: 1(800) 548-6262
                                                                Facsimile: (212) 780-0592
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    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the
Issuers the principal amount of Senior Subordinated Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange
Offer--Procedures for Tendering Senior Subordinated Notes" section of the
Prospectus.
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
Principal Amount of Senior Discount Debentures
  Tendered:*
$
Certificate Nos. (if available):

                                                    If Senior Subordinated Notes will be delivered by
 Total Principal Amount Represented by              book-entry transfer to the Depository Trust
 Senior Discount Debentures Certificate(s):         Company, provide account number.
 $                                                  Account Number
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 ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
 DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
 HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES,
 SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

------------------------

*   Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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                                PLEASE SIGN HERE

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
X
 --------------------------------------------------------------
                                                                 ------------------------

                               X
 --------------------------------------------------------------  ------------------------
       Signature(s) of Owner(s) or Authorized Signatory                    Date

    Area Code and Telephone Number:
----------------------------

    Must be signed by the holder(s) of Senior Subordinated Notes as their name(s) appear(s) on certificate(s) for Senior Subordinated Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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
Name(s):     ------------------------------------------------------------------------------
             ------------------------------------------------------------------------------

Capacity:    ------------------------------------------------------------------------------

Address(es): ------------------------------------------------------------------------------

                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Senior
Subordinated Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Senior Subordinated Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Senior
Subordinated Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

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
                      Name of Firm                                          Authorized Signature
                        Address                                                    Title
                                                          Name:
                                              Zip Code                     (Please Type or Print)
Area Code and Tel. No.                                    Dated:

NOTE: DO NOT SEND CERTIFICATES FOR SENIOR SUBORDINATED NOTES WITH THIS FORM.
      CERTIFICATES FOR SENIOR SUBORDINATED NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.